EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ZAP (the "Company") on Form 10-Q for the period ending September 30, 2015 as filed with the U.S. Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  November 20, 2015 By: /s/ Alex Wang
Alex Wang
Co-Chief Executive Officer
(Co-Principal Executive Officer)

Dated:  November 20, 2015 By: /s/ Charles Schillings
Chuck Schillings
Co-Chief Executive Officer
(Co-Principal Executive Officer)

Dated:  November 20, 2015 By: /s/ Michael Ringstad
Michael Ringstad
Interim Chief Financial Officer
(Interim Principal Financial and Accounting Officer)